Welcome to the website of The Pennsylvania Avenue Funds, the parent of The Pennsylvania Avenue Event-Driven Fund.

The Fund offers investors a convenient way to invest in alternative strategies through a single mutual fund registered with the SEC.

The Fund's principal strategies are: Merger arbitrage, distressed securities, capital structure arbitrage and proxy fight investments.

Please refer to the following pages for further information.

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The Pennsylvania Avenue Funds

                   A Mutual Fund For Event-Driven Investment Strategies